EXHIBIT 99.2


                             CONSENT TO BE NAMED IN
                            REGISTRATION STATEMENT OF
                           FLAG FINANCIAL CORPORATION


     The undersigned hereby consents to be named as a director nominee of FLAG in the prospectus contained in the Registration Statement on Form S-4 of FLAG Financial Corporation.


                                         /s/ Thomas D. Sherard, Jr.
                                         -------------------------------
                                         Thomas D. Sherard, Jr.

                                         July 27, 1999
                                         -------------
                                         Date


                                         /s/ Joseph L. Savitz, Jr.
                                         -------------------------------
                                         Joseph L. Savits, Jr.

                                         July 27, 1999
                                         -------------
                                         Date